UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Yum China Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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YUM CHINA HOLDINGS, INC. 101 EAST PARK BOULEVARD, SUITE 805 PLANO, TX 75074 Your Vote Counts! YUM CHINA HOLDINGS, INC. 2026 Annual Meeting of Stockholders V92499-P50359 You invested in YUM CHINA HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders (“Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 28, 2026, at 8:00 a.m. (local time) at Ritz-Carlton Hong Kong, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future annual meetings of stockholders, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Point your camera here and Use the Internet to transmit your voting instructions and for electronic vote without entering a delivery of information up until 11:59 a.m. on May 27, 2026, control number Beijing/Hong Kong time / 11:59 p.m. on May 26, 2026, U.S. Eastern time. VOTE BY MAIL You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Fred Hu For 1b. Joey Wat For 1c. Mikel A. Durham For 1d. Edouard Ettedgui For 1e. Grace Xin Ge For 1f. David Hoffmann For 1g. Ruby Lu For 1h. Zili Shao For 1i. William Wang For 1j. Zhe (David) Wei For 1k. Min (Jenny) Zhang For 1l. Christina Xiaojing Zhu For 2. Approval and Ratification of the Appointment of KPMG Huazhen LLP and KPMG as the Company’s Independent For Auditors for 2026 3. Advisory Vote to Approve Executive Compensation For 4. Vote to Authorize the Board of Directors to Issue Shares up to 20% of Outstanding Shares For 5. Vote to Authorize the Board of Directors to Repurchase Shares up to 10% of Outstanding Shares For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V92500-P50359